SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report(Date of Earliest Event Reported) June 16, 1995


                                 EQUITY AU, INC.
              (Exact Name of Registrant as Specified in its Charter


                                     Delaware
                 (State or Other Jurisdiction of Incorporation)


        33-20582                                  75-2276137
 Commission File Number                (IRS Employer Ident. No.)


                  119 Gold Lane, Mena, Arkansas        71953
            (Address of Principal Executive Offices)      (Zip Code)

                                 (407) 647-3952
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


    The Registrant is reporting today that it is suspending exploration and development activities at the facilities in Mena, Arkansas, and that all of its employees at that location, including Natvar Patel, corporate Secretary, have been let go.

    The Registrant intends to further evaluate its financial condition and prospects for future development before making any additional decisions.



                                    EXHIBITS

                                      None


                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Equity AU, Inc.
                                       (Registrant)



Date:   July 16,1996         By:            James Arch
                                      James Arch, Chairman